                                                                       L&W Draft
                                                                 August 29, 1997

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                                BELL & HOWELL COMPANY


                           -------------------------------


                      ___________________ Shares of Common Stock


                                Underwriting Agreement

                            ________________________, 1997


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                             Donaldson, Lufkin & Jenrette
                                Securities Corporation
                              Bear, Stearns & Co., Inc.
                                 Salomon Brothers Inc
                                  Smith Barney Inc.






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

                                BELL & HOWELL COMPANY

                               _________________ Shares

                                     Common Stock

                                UNDERWRITING AGREEMENT

                                                   _______________________, 1997

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BEAR, STEARNS & CO., INC.
SALOMON BROTHERS INC
SMITH BARNEY INC.
  As representatives of the several
    Underwriters named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette
       Securities Corporation
      277 Park Avenue
      New York, New York  10172

Ladies and Gentlemen:

         Bell & Howell Company, a Delaware corporation (the "COMPANY") proposes to issue and sell ______________________ shares of its common stock, par value $.001 per share (the "COMPANY FIRM SHARES"), and the stockholders of the Company named in Schedule II hereto (the "SELLING STOCKHOLDERS") propose to sell an aggregate of _____________________ shares of common stock, par value $.001 per share (the "SELLING STOCKHOLDER FIRM SHARES" and, together with the Company Firm Shares, the "FIRM SHARES"), to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS"). The Company also proposes to issue and sell not more than ___________________ additional shares of its common stock, par value $.001 per share (the "COMPANY ADDITIONAL SHARES"), and the stockholders of the Company named in Schedule II hereto (the "OPTION SELLING STOCKHOLDERS") propose to sell not more than _______________________ additional shares of common stock, par value $.001 per share (the "SELLING STOCKHOLDER ADDITIONAL SHARES" and, together with the Company Additional Shares, the "ADDITIONAL SHARES"), to the several Underwriters if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter referred to collectively as the "SHARES." The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK."

         Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Bear, Stearns & Co., Inc., Salomon Brothers Inc and Smith Barney Inc. (the "REPRESENTATIVES") shall act as representatives of the several Underwriters.

         The Company and each of the Company's subsidiaries set forth on the signature pages hereto (each an "INDEMNITOR" and, collectively, the "INDEMNITORS"), and each of the Selling Stockholders agree with the Underwriters as follows:

         1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form S-1, including a prospectus, relating to the Shares. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "REGISTRATION STATEMENT;" and the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional shares of Common Stock (a "RULE 462(b) REGISTRATION STATEMENT"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.

         2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions contained herein the Company agrees to sell the Company Firm Shares to the Underwriters and each Selling Stockholder agrees, severally and not jointly, to sell a number of Firm Shares equal to the number of Firm Shares set forth opposite such Selling Stockholder's name on Schedule II hereto to the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders at a price per share of $________________ (the "PURCHASE PRICE"), the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Company Additional Shares, and each Option Selling Stockholder agrees to sell the number of Selling Stockholder Additional Shares set forth opposite such Option Selling Stockholder's name on Schedule III hereto and the Underwriters shall have the right to purchase, severally and not jointly, the Additional Shares from the Company and the Option Selling Stockholders at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by (i) giving written notice thereof to the Company within 30 days after the date of this Agreement and (ii) giving written notice thereof to the Attorney-in-Fact (as hereinafter defined) within 30 days after the date of this Agreement. DLJ shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than
ten business days after such notice has been given.   If any Additional Shares
are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company and the Option Selling Stockholders the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company and the Option Selling Stockholders as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

         The Company hereby agrees not to register for sale, offer, sell (or contract to sell) or otherwise dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options, warrants to purchase Common Stock (other than Common Stock sold in the Offering) for a period of 90 days after the date of the Prospectus without the prior written consent of DLJ. Notwithstanding the foregoing, during such period
(i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof. The Company also agrees not to file any registration statement with respect to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each stockholder listed on Annex I hereto to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 90 days after the date of the Prospectus, without the prior written consent of DLJ, (x) engage in any of the transactions described in the first sentence of this paragraph or (y) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

         3.  TERMS OF PUBLIC OFFERING.  The Company and the Selling
Stockholders are advised by the Representatives that the Underwriters propose
(i) to make a public offering of their respective portions of the Shares as soon after the execution and delivery of this Agreement as in their judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         4. DELIVERY AND PAYMENT. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on ________________________, 1997 (the "CLOSING DATE"), at the offices of Latham &
Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, or at such other place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between DLJ and the Company and/or the Attorney-in-Fact.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given pursuant to Section 2 (an "OPTION CLOSING DATE"). Any such Option Closing Date and the location of delivery of and payment for such Additional Shares may be varied by agreement between DLJ and the Company and/or the Attorney-in-Fact.

         Certificates for the Shares shall be registered in such names and issued in such denominations as the Underwriters shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to the Underwriters for inspection at the offices of DLJ in New York, New York (or such other place as shall be acceptable to the Underwriters) not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to the Underwriters on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company or the respective Selling Stockholders, for the respective accounts of the several Underwriters against payment of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City.

         5.  AGREEMENTS OF THE COMPANY.  The Company agrees with you:

         (a) If necessary, to (i) file (A) an amendment to the Registration Statement or (B) a post-effective amendment to the Registration Statement pursuant to Rule 430A or Rule 462(b) or (c) under the Act, in either case as soon as practicable after the execution and delivery of this Agreement;
    (ii) provide evidence satisfactory to the Underwriters of such timely filing; and (iii) use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time.

         (b) To comply fully and in a timely manner with the applicable provisions of Rule 424, Rule 430A and Rule 462 under the Act.

         (c) To advise the Underwriters promptly and, if requested by the Underwriters, to confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when all post-effective amendments to it become effective, (ii) of the receipt of any comments from the Commission or any securities commission or regulatory authority of the several states or any foreign jurisdiction that relate to the Registration Statement or requests by the Commission or any securities commission or regulatory authority of the several states or any foreign jurisdiction for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes by the Commission or any securities commission or other regulatory authority of the several states or any foreign jurisdiction, and (iv) of the happening of any event during the period referred to in Section 5(f) below which makes any statement of a material fact made in the Registration Statement untrue or which requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Shares under any securities or Blue Sky laws of the several states or any foreign jurisdiction, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         (d) To promptly furnish to the Underwriters and their counsel, without charge, five signed copies of each amendment to the Registration Statement filed with the Commission after the date hereof, including all exhibits filed therewith and to furnish to the Underwriters such number of conformed copies of the Registration Statement as first filed and each amendment thereto as you may reasonably request.

         (e) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when the Registration Statement becomes effective, or to make any amendment or supplement to the Prospectus, unless the Underwriters shall previously have been advised thereof and shall not have objected thereto in writing within five business days after being furnished with a copy thereof; and to prepare and file with the Commission, promptly upon the Underwriters' request, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters, and to use its reasonable best efforts to cause the same to become effective as promptly as possible.

         (f) Promptly after the Registration Statement becomes effective and the public offering of the Shares commences, and from time to time thereafter for such period as in the opinion of counsel to the Underwriters a prospectus is required to be delivered in connection with sales of the Shares by the Underwriters, to furnish to the Underwriters without charge as many copies of each preliminary prospectus, the Prospectus, the Registration Statement and all amendments and supplements to such documents, if any, as such Underwriters may reasonably request. The Company consents to the use of each preliminary prospectus and the Prospectus and each amendment or supplement thereto by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required to be delivered in connection therewith.

         (g) If during the period specified in Section 5(f) above any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of counsel to the Underwriters, it becomes necessary or advisable to amend the Registration Statement in order to make the statements therein not misleading or amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to any purchaser, not misleading, or if it is necessary to amend the Registration Statement, to amend or supplement the Prospectus, forthwith to prepare and file with the Commission an appropriate amendment to the Registration Statement (in form and substance satisfactory to the Underwriters) so that the statements therein as so amended will not be misleading or an appropriate amendment or supplement to the Prospectus (in form and substance satisfactory to the Underwriters) so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Registration Statement and the Prospectus will comply with law; to use its reasonable best efforts to have each such amendment to the Registration Statement declared effective as promptly as possible; and to furnish to the Underwriters and dealers without charge such number of copies thereof as they may reasonably request.

         (h) To cooperate with the Underwriters and their counsel in connection with the registration or qualification of the Shares for offer and sale by the Underwriters under the securities or Blue Sky laws of such states and foreign jurisdictions as the Underwriters may reasonably request, to continue such qualification in effect so long as reasonably required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; PROVIDED, HOWEVER, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the offer and sale of the Shares, in any jurisdiction where it is not now so subject.

         (i) To mail and make generally available to the Company's stockholders as soon as reasonably practicable, but not later than 15 months after the effective date of the Registration Statement, a consolidated earnings statement of the Company (which need not be audited) covering a period of at least twelve months beginning with the first quarter after the effective date of the Registration Statement which shall satisfy the provisions of
    Section 11(a) of the Act and Rule 158 promulgated thereunder, and to advise the Underwriters in writing when such statement has been so made available.

         (j) To timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") in connection with the registration of the Shares thereunder.

         (k) Upon the request of DLJ, during a period of five years following the date of this Agreement, to deliver to the Underwriters promptly upon their becoming available (i) copies of all current, regular and periodic reports filed by the Company with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions and (ii) such other information as DLJ may reasonably request regarding the Company or its subsidiaries.

         (l) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay and be responsible for all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including, without limitation, the financial statements and exhibits thereto), each preliminary prospectus and the Prospectus relating to the Shares and all amendments and supplements to any of them (but not, however, legal fees and expenses of counsel to the Underwriters incurred in connection therewith), (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Power of Attorney (as hereinafter defined), all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the offering of the Shares (but not, however, legal fees and expenses of counsel to the Underwriters incurred in connection with any of the foregoing, other than as specified in (iv) below), (iii) the registration with the Commission and transfer and delivery by the Company and the Selling Stockholders of the Shares,
    (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdiction (including, without limitation, the reasonable fees and disbursements of counsel to the Underwriters relating to such registration or qualification and memoranda in an amount not to exceed $10,000, and all filing fees in connection therewith), (v) furnishing such copies of the Registration Statement, the Prospectus and all preliminary prospectuses, and all amendments and supplements thereto, as may be reasonably requested by the Underwriters or by dealers to whom Shares may be sold, (vi) filing and clearance by the National Association of Securities Dealers, Inc. ("NASD") in connection with the offering of the Shares, including all filing fees in connection therewith (excluding legal fees and expenses of counsel for the Underwriters), (vii) fees, disbursements and expenses of the Company's and the Indemnitors' counsel and accountants, (viii) fees, disbursements and expenses of one counsel for the Company and one counsel for the Selling Stockholders incurred in connection with the registration of the Shares and (ix) the performance by the Company and the Indemnitors of their other obligations under this Agreement.

         (m) To do and perform all things required or necessary to be done and performed by it under this Agreement that are within its control prior to and after the Closing Date and to use its reasonable best efforts to satisfy all conditions precedent to the delivery of the Shares set forth in
    Section 10 hereof that are within its control.

         (n) For a period of 90 days after the date of the Prospectus, not to register for sale or offer, sell (or contract to sell) or otherwise dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options or warrants to purchase Common Stock without the prior written consent of DLJ.

         (o) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or its subsidiaries to facilitate the sale or resale of the Shares. Except as permitted by the Act, the Company will not distribute any Registration Statement, preliminary prospectus or Prospectus or other offering material in connection with the offering and sale of the Shares.

         (p) Prior to the Closing Date, to furnish to the Underwriters, as soon as they have been prepared, a copy of all consolidated financial statements of the Company and its subsidiaries for all periods subsequent to the period covered by the financial statements appearing in the Registration Statement and the Prospectus.

         (q) For a period of at least five years after the date of the Prospectus, for so long as any Shares are outstanding, to use its reasonable best efforts to maintain the inclusion of the Shares on the New York Stock Exchange.

         (r) With respect to all officers, directors and stockholders set forth on Annex I, prior to the Closing Date to deliver to the Underwriters a lock-up letter (a "LOCK-UP AGREEMENT"), substantially in the form of Annex II hereto.

         (s) To instruct Boston EquiServe, L.P., transfer agent for the Common Stock, (the "TRANSFER AGENT"), in writing on or prior to the Closing Date (the "INSTRUCTION") not to transfer, or to register the transfer of, any shares of Common Stock held by any person subject to (i) the 90-day lock-up provided for in Section 6(h) hereof, (ii) any Lock-up Agreement, or (ii) the 90-day lock-up provided for under the Registration Rights Agreement, dated May 10, 1988 (the "REGISTRATION RIGHTS AGREEMENT"), among Bell & Howell Group, Inc. and the Purchasers identified therein.

         (t) Except to the extent required to permit sales of Shares hereunder, not to waive the restrictions on transfer contained in Section 8(b)(ii)(D) of the Fourth Amendment of the Shareholder's Agreement for a period of 120 days after the date of this Agreement.

         6. AGREEMENTS OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders, severally and not jointly, agrees with each of the Underwriters and the Company as follows:

         (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder hereunder.

         (b) To deliver to the Attorney-in-Fact such documentation as the Attorney-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request to effectuate any of the provisions of this Agreement, the Custody Agreement (as hereinafter defined) or the Power of Attorney, all of the foregoing in form and substance reasonably satisfactory to the Attorney-in-Fact.

         (c) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, to deliver to the Underwriters prior to or on the Closing Date or each Option Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form statement specified by Treasury Department regulations in lieu thereof).

         (d) Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters under this Agreement, and that the arrangement made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of each Attorney-in-Fact by the Power of Attorney, are to that extent irrevocable. Except as expressly provided to the contrary in this Agreement or the Power of Attorney, each of the Selling Stockholders specifically agrees that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, by the merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or similar event with respect to such Selling Stockholder or any proceeding in connection therewith, or by the occurrence of any other event. If any Selling Stockholder should be merged, consolidated, reorganized, liquidated, dissolved, become bankrupt or insolvent, die, become incapacitated or if any other event should occur or proceeding be instituted in connection therewith, before the delivery of such Selling Stockholder's Shares hereunder, certificates representing such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorney-in-Fact pursuant to the Power of Attorney shall be valid as if such merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or other event had not occurred, or such proceeding had not been instituted, regardless of whether the Custodian (as hereinafter defined), the Attorney-in-Fact, or any of them, shall have received notice thereof.

         (e) To notify the Company and the Representatives if, at any time during the period described in Section 5(f) hereof, such Selling Stockholder becomes aware of any material change in the information contained in the Registration Statement, any preliminary prospectus or the Prospectus.

         (f) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement by such Selling Stockholder prior to the Closing Date and each Option Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

         (g) Upon execution and delivery of this Agreement by such Selling Stockholder or on behalf of such Selling Stockholder by the Attorney-in-Fact, as applicable, to be bound by and to perform each of the covenants and agreements of such Selling Stockholder provided for under this Agreement.

         (h) For a period of 90 days after the date of this Agreement, not to offer, sell (or contract to sell) or otherwise dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options or warrants to purchase Common Stock (other than Common Stock sold in the Offerings) except to the Underwriters pursuant to this Agreement.

         7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

         (a) The Company (i) has filed with the Commission prior to the effectiveness of the Registration Statement, a further amendment thereto, including therein a final prospectus, (ii) will file with the Commission after the effectiveness of such Registration Statement, a final prospectus in accordance with Rules 430A and 424(b)(1) of the Act, or (iii) will file with the Commission after the effectiveness of such Registration Statement, a post-effective amendment thereto in accordance with Rule 462 under the Act; the documents so filed conform, in content and form, to the last printer's proof thereof furnished to and approved by the Underwriters immediately prior to such filing; any required filing of the Prospectus, or any supplement thereto, pursuant to Rule 424(b) under the Act has been or will be made in the manner and within the time period required thereunder; any required filing of a post-effective amendment pursuant to Rule 462 under the Act has been or will be made in the manner and within the time period required thereunder; no stop order suspending or preventing the use of the Registration Statement or the Prospectus, or any amendment or supplement thereto, has been issued and no proceedings for such purpose are, to the knowledge of the Company, pending before or contemplated by the Commission.

         (b)(i) Each prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied in all material respects when so filed with the Act; (ii) when the Registration Statement became or becomes effective, including at the date of each post-effective amendment, at the date of the Prospectus (if different) and at the Closing Date and each Option Closing Date, if any, the Registration Statement and each amendment thereto complied or will comply with the provisions of the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and each amendment and supplement thereto, as of its date, the Closing Date and each Option Closing Date, if any, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (b) shall not apply to statements in or omissions from the Registration Statement, any preliminary prospectus or the Prospectus (or any supplement or amendment to them) made in reliance on and in conformity with information relating to (A) the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein or (B) the Selling Stockholders furnished to the Company in writing by the Selling Stockholders expressly for use therein to the extent applicable to the preparation of the answers therein to Item 7 of Form S-1.

         (c) Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business and to own and lease its properties, in each case, as described in the Registration Statement and the Prospectus, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, condition (financial or other), results of operations, properties or prospects of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

         (d) The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

         (e) Each Indemnitor has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

         (f) Except as disclosed in the Registration Statement and the Prospectus, none of the Company or any of its subsidiaries (i) is in violation of its respective certificate of incorporation or bylaws, (ii) is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture or other material agreement to which it is a party or by which it is bound or to which any of its properties is subject, including but not limited to the agreements listed in Item 16 of
    Part II of the Registration Statement (collectively, the "MATERIAL AGREEMENTS") or (iii) is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company, or any of its subsidiaries except, in the case of clauses (ii) and (iii) above, for such violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance of this Agreement by the Company and the Indemnitors, compliance by the Company and the Indemnitors with all provisions hereof (as applicable), and the consummation of the transactions contemplated hereby, will not conflict with, or constitute a breach or a violation of, any of the terms or provisions of, or a default under, the certificate of incorporation or bylaws of the Company or any of its subsidiaries, any Material Agreement or any law, statute, rule, regulation, judgment or court decree applicable to the Company or any of its subsidiaries. Except as required under (A) the Act and (B) applicable securities or Blue Sky laws of any state or foreign jurisdiction (each of which will be obtained or made on or prior to the Closing Date and any Option Closing Date), no consent, authorization, approval or order of, or filing or registration with, or notice to, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the performance of the obligations of the Company and the Indemnitors hereunder.

         (g) This Agreement has been duly authorized, executed and delivered by the Company and each Indemnitor and (assuming the due execution and delivery thereof by the Representatives) is the legally valid and binding agreement of the Company and each Indemnitor, enforceable against the Company and each Indemnitor in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally; (ii) that the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether enforcement is sought at law or in equity, and that such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought; and
    (iii) as rights to indemnity and contribution may be limited by state or federal laws relating to securities or by the policies underlying such laws.

         (h) Except as set forth in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given therein and up to and including the Closing Date and each Option Closing Date, if any, (i) none of the Company or any of its subsidiaries has incurred any liabilities or obligations outside of the ordinary course of business, direct or contingent, that are material to the Company and its subsidiaries, taken as a whole, (ii) none of the Company or any of its subsidiaries has entered into any material transactions outside of the ordinary course of business, (iii) there has not been any material adverse change in the business, condition (financial or other), results of operations, properties or prospects of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE CHANGE"), and (iv) there has not been any change in the capital stock or material increase in long-term debt of the Company or any of its subsidiaries, or any issuance of options or warrants to purchase capital stock of the Company or any of its subsidiaries, or any payment or declaration to pay any dividends or other distribution with respect to the capital stock of the Company.

         (i) Except as set forth in the Registration Statement and the Prospectus, there is no legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or of which any of them or their respective properties is the subject that (i) is required to be disclosed in the Registration Statement or Prospectus and that is not so disclosed or (ii) if adversely determined, would have a Material Adverse Effect. No contract, agreement, instrument or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

         (j) Except as set forth in the Registration Statement and the Prospectus, the Company and each of its subsidiaries has (i) good title to all of the properties and assets described in the Registration Statement and the Prospectus as owned by it, free and clear of all liens (other than liens for taxes not yet due), charges, encumbrances or restrictions ("LIENS"), except for such Liens as would not, individually or in the aggregate, have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, (iii) all governmental licenses, certificates, permits, authorizations, approvals, franchises or other rights necessary to engage in the business currently conducted by it ("LICENSES"), except where the failure to hold such Licenses would not, individually or in the aggregate, have a Material Adverse Effect, and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such License. All material leases to which the Company or any of its subsidiaries is a party are valid and binding. None of the Company or any of its subsidiaries is in default under any lease to which it is a party or by which its assets are bound, except for such defaults which would not, individually or in the aggregate, result in a Material Adverse Effect.

         (k) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company is threatened that, if adversely resolved, would have a Material Adverse Effect; and the Company is not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors that might be expected to result in a Material Adverse Change.

         (l) None of the Company or any of its subsidiaries has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Shares or (ii) since the initial filing of the Registration Statement (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company. Except as permitted by the Act, neither the Company nor any of its subsidiaries has distributed any Registration Statement, Prospectus, preliminary prospectus or other offering material in connection with the offering and sale of the Shares.

         (m) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (n) To the knowledge of the Company, KPMG Peat Marwick, the accountants who have certified or will certify the financial statements included or to be included as part of the Registration Statement and the Prospectus or incorporated by reference therein are independent public accountants with respect to the Company and its subsidiaries, as required by the Act. The consolidated financial statements, together with the related notes, set forth in the Registration Statement and the Prospectus have been prepared and fairly present the financial condition and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods. The pro forma financial data and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the applicable requirements of the Act, include all adjustments necessary to present fairly the pro forma financial condition and results of operations at the respective dates and for the respective periods indicated and are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made, on the date hereof, on the Closing Date and any Option Closing Date. The other financial and statistical information and data set forth in the Registration Statement and the Prospectus is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries.

         (o) Except as set forth in the Registration Statement and the Prospectus under the caption "Risk Factors--Shares Eligible for Future Sale; Registration Rights" there are no holders of securities of the Company or any of its subsidiaries (other than the Selling Stockholders) who, by reason of the execution by the Company of this Agreement, the sale of the Shares or the filing of the Registration Statement under the Act, have the right to request or demand that the Company register under the Act securities held by them.

         (p) Neither the Company nor any of its subsidiaries has dealt with any broker, finder, commission agent or other person in connection with the issuance and sale of the Shares and the transactions contemplated by this Agreement (other than the Underwriters), and none of the Company or any of its subsidiaries is under any obligation to pay any broker's fee or commission in connection with such transactions (other than discounts and commissions to the Underwriters in connection with their purchase and sale of the Shares).

         (q) The Company beneficially owns, directly or indirectly, 100% of the outstanding capital stock or other securities evidencing equity ownership of each of its subsidiaries free and clear of any security interest, other than (i) pursuant to the New Revolving Credit Agreement, dated as of __________________, 1997, among Bell & Howell Operating Company, the Lenders listed therein and _________________________, as Agent, as amended (together with all amendments, alterations, modifications and waivers thereto or to the exhibits or schedules thereto to the date hereof, the "NEW REVOLVING CREDIT AGREEMENT"), and the pledge agreement entered into in connection therewith] and (ii) those shares of common stock required under local law to be owned by a national person, and all of such securities have been duly authorized, validly issued and are fully paid and non-assessable. There are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries.

         (r) The authorized, issued and outstanding capital stock of the Company was, as of June 28, 1997, as set forth in the Registration Statement and Prospectus under the caption "Capitalization." The consolidated capitalization table on page 18 of the Registration Statement and Prospectus sets forth, as of June 28, 1997, and identifies in reasonable detail as of such date all outstanding short-term (other than trade payables) and long-term indebtedness of the Company, on a consolidated basis.

         (s) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The Shares to be sold pursuant hereto, when delivered to the Underwriters against payment therefor as provided in this Agreement, will conform to the description of Common Stock in the Registration Statement and Prospectus under the caption "Description of Capital Stock."

         (t) The Company has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

         8. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents and warrants to each Underwriter and to the Company that:

         (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date and any Option Closing Date will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

         (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

         (c) Each Selling Stockholder has, and on the Closing Date and on each Option Closing Date, if applicable, will have, full legal right, power and authority to enter into (i) this Agreement, (ii) a Power of Attorney (the "POWER OF ATTORNEY") in favor of each of Messrs. Johansson, Lieberman and Salit (each, an "ATTORNEY-IN-FACT") which, in the case of each Selling Stockholder, relates to the execution of this Agreement and (iii) a Custody Agreement (the "CUSTODY AGREEMENT") between the Selling Stockholders and _________________________, as Custodian (the "CUSTODIAN"), and each amendment to any of them and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided herein and therein; this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement, the Power of Attorney and the Custody Agreement is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally; (ii) that the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether enforcement is sought at law or in equity, and that such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought; and (iii) as rights to indemnity and contribution may be limited by state or federal laws relating to securities or by the policies underlying such laws.

         (d) With respect to each Selling Stockholder, pursuant to the Power of Attorney executed by such Selling Stockholder, such Selling Stockholder has authorized Nils A. Johansson, Stuart T. Lieberman and Gary S. Salit, or any one of them, to execute and deliver on his or her behalf this Agreement, amendments to the Custody Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

         (e) Such Selling Stockholder has not (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Shares or (ii) since the initial filing of the Registration Statement (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person (other than the Underwriters) any compensation for soliciting another to purchase any other securities of the Company. Except as permitted by the Act, no Selling Stockholder has distributed any Registration Statement, Prospectus, preliminary prospectus or other offering material in connection with the offering and sale of the Shares.

         (f) The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney, by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with, or constitute a breach or a violation of, any of the terms or provisions of, or a default under, the organizational documents of such Selling Stockholder if such Selling Stockholder is not an individual, any material agreement to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or any law, statute, rule, regulation, judgment or court decree applicable to such Selling Stockholder or its property. Except as required under (A) the Act and (B) applicable securities or Blue Sky laws of the several states and any foreign jurisdiction (each of which will be obtained or made on or prior to the Closing Date and any Option Closing Date), no consent, authorization, approval or order of, or filing or registration with, or notice to, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement, the Power of Attorney, or the valid sale of the Shares and the performance of the obligations of the Selling Stockholders hereunder and under the Custody Agreement.

         (g) To the extent that any statements or omissions made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such preliminary prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (h) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under the Custody Agreement, in the form heretofore furnished to or approved by the Underwriters, duly executed and delivered by such Selling Stockholder to the Custodian, and such Selling Stockholder has duly appointed Nils A. Johansson, Stuart T. Lieberman and Gary S. Salit and any of them, as Attorneys-in-Fact with authority, among other things, to execute and deliver this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

         9. INDEMNIFICATION. (a) Each of the Company and each Indemnitor, jointly and severally agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein.

         (b) Each Selling Stockholder, jointly and severally agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the

Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but, only insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Selling Stockholder and furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein. Notwithstanding the foregoing, the aggregate liability of each Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate Purchase Price received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each Indemnitor and any person controlling the Company or such Indemnitor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company, the Indemnitors and the Selling Stockholders to such Underwriter but only with reference to information relating to such Underwriter furnished in writing to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus.

         (d) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 9 (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both paragraphs (a) and (b) of this Section 9, the Underwriter shall not be required to assume the defense of such action pursuant to this paragraph (c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided
below, shall be at the expense of such Underwriter).   Any indemnified party
shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action
on behalf of the indemnified party).   In any such case, the indemnifying party
shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by DLJ, in the case of parties indemnified pursuant to paragraph (a) or (b) of this Section 9, and by the Company, the Indemnitors or the Selling Stockholders, in the case of parties indemnified pursuant to paragraph (c) of this Section 9. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than 20 business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such
reimbursement request.   No indemnifying party shall, without the prior written
consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (e) To the extent the indemnification provided for in this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Indemnitors and/or the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Indemnitors and/or the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Indemnitors and/or the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Indemnitors and/or the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Stockholders, the Indemnitors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of
such untrue or alleged untrue statement or omission or alleged omission.   No
person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(e) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint. Each Selling Stockholder's obligation to contribute pursuant to this
Section 9(e) is several and not joint, is in proportion to the respective number of Shares sold by such Selling Stockholder and shall be limited to an amount equal to the aggregate Purchase Price received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder.

         (f) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         10. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Shares under this Agreement are subject to the satisfaction of each of the following conditions:

         (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date and each Option Closing Date, if any, with the same force and effect as if made on and as of the Closing Date or such Option Closing Date, as the case may be. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date and each Option Closing Date, if any.

         (b) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date and each Option Closing Date, if any, with the same force and effect as if made on and as of the Closing Date or such Option Closing Date, as the case may be, and the Underwriters shall have received a certificate to such effect, dated the Closing Date or such Option Closing Date, as the case may be, from each Selling Stockholder. The Selling Stockholders shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by the Selling Stockholders at or prior to the Closing Date or each Option Closing Date, as the case may be.

         (c)(i) The Registration Statement shall have become effective (or if a post-effective amendment is required to be filed pursuant to Rule 430A or Rule 462 under the Act, such post-effective amendment shall become effective) not later than 10:00 A.M., New York City time, on the day following the date of this Agreement or at such later date and time as the Underwriters may approve in writing, (ii) at or prior to the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and every comment by or request for additional information on the part of the Commission or any securities commission or regulatory authority of the several states or any foreign jurisdiction shall have been responded to or complied with in all material respects and (iii) no stop order suspending the sale of the Shares in any jurisdiction designated by the Underwriters pursuant to Section 5(i) hereof shall have been issued and no proceeding for that purpose shall have been commenced and be pending before any securities regulators, and the Company shall not have received notice of the contemplation of any such issuance by any such securities regulator.

         (d)(i) On the Closing Date and each Option Closing Date, if any, no action shall have been taken and no statute, rule or regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date and each Option Closing Date, if any, prevent the sale of the Shares; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company and the Selling Stockholders, threatened against the Company, any of its subsidiaries or any Selling Stockholder before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would prohibit, interfere with or adversely affect the issuance or sale of the Shares or would, individually or in the aggregate, have a Material Adverse Effect, or in any manner draw into question the validity of this Agreement, the Custody Agreement, the Power of Attorney or the Shares.

         (e) Except as set forth in the Registration Statement and Prospectus, since the date of the latest balance sheet included therein, (i) there shall not have been a Material Adverse Change, whether or not arising in the ordinary course of business, (ii) there shall not have been any change in the capital stock or material increase in the long-term debt of the Company or its subsidiaries from that set forth in the Registration Statement and Prospectus and (iii) none of the Company or its subsidiaries shall have incurred any liability or obligation, other than in the ordinary course of business, direct or contingent, that shall have a Material Adverse Effect.

         (f) On the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate dated the Closing Date or each Option Closing Date, as the case may be, signed by the Executive Vice President and the Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (c), (d) and (e) of this Section 10.

         (g) The Underwriters shall have received on the Closing Date and each Option Closing Date, an opinion (substantially in the form of Annex III hereto), dated the Closing Date and each Option Closing Date, if any, of McDermott, Will & Emery, counsel for the Company and the Indemnitors.

         (h) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, (i) an opinion (substantially in the form attached hereto as Annex IV) dated the Closing Date and each Option Closing Date, if any, of ____________________________, counsel for the Selling Stockholders.

         (i) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion (substantially in the form of Annex
    V), dated the Closing Date and each Option Closing Date, if any, of Gary S. Salit, General Counsel of the Company.

         (j) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion, dated the Closing Date or an Option Closing Date, as the case may be, of Latham & Watkins, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

         (k) Concurrently with the execution hereof and on the Closing Date and each Option Closing Date, if any, the Underwriters shall have received comfort letters, substantially in the form previously approved by the Underwriters, from KPMG Peat Marwick, independent certified public accountants for the Company and its subsidiaries, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (l) Latham & Watkins shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 10 and in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions herein contained.

          (m) Each of the officers, directors and stockholders of the Company set forth in Annex I shall have delivered to DLJ a Lock-up Agreement, substantially in the form attached hereto as Annex II.

          (n) The Underwriters shall have received from each Selling Stockholder on the Closing Date and each Option Selling Stockholder on each Option Closing Date, if any, an executed (i) statement pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended and the Treasury Regulations thereunder and (ii) Form W-9 (or Form W-8 if such Selling Stockholder is not a United States citizen), as previously provided by DLJ.

          (o) The Company shall have delivered the Instruction to the Transfer Agent.

          (p) The Shares shall have been approved for listing on the New York Stock Exchange.

          (q) The Transfer Agent shall have delivered to the Underwriters a certificate signed by an authorized officer attesting to (i) the due authorization, execution and delivery by the Transfer Agent of the Custody Agreement and (ii) the incumbency of the officers of the Transfer Agent who signed the Custody Agreement.

          All opinions, certificates, letters and other documents required by this Section 10 to be delivered by the Company and the Selling Stockholders will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriters. The Company and the Selling Stockholders will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters or their counsel shall reasonably request.

          11. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company and the Attorney-in-Fact if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market,
(iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased by all Underwriters and arrangements satisfactory to the Underwriters, the Company and the Attorney-in-Fact for purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the
Company and the Selling Stockholders.   In any such case which does not result
in termination of this Agreement, either DLJ, the Company or the Selling Stockholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          12. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company or any Indemnitor, c/o Bell & Howell Company, 5215 Old Orchard Road, Skokie, Illinois 60077-1076, Attention: Gary S. Salit, with a copy to McDermott, Will & Emery, 227 West Monroe Street, Chicago, Illinois 60606, Attention: William J. McGrath, P.C., (b) if to the Underwriters, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New

York 10172, Attention: Syndicate Department, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Kirk A. Davenport, Esq., (c) if to a Selling Stockholder, to the address of such Selling Stockholder listed in the Company's stock register, with a copy to
________________________________________________________________________________
____________________________________________________________,
Attention:____________________ and (d) in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Indemnitors, their respective officers and directors, the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company and/or Selling Stockholders, the officers or directors of the Company or any controlling person of the Company and/or Selling Stockholders,
(ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Indemnitors, the Selling Stockholders, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement, except that counsel to the parties hereto may rely on the representations and warranties contained herein. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

          Except as otherwise provided herein, as used in this Agreement, the phrase "to the knowledge" of the Company or any Indemnitor shall refer to all facts of which Mr. Gary S. Salit, the President or Chief Executive Officer of any Indemnitor or any officer whose name is set forth in the Registration Statement or Prospectus under the caption "Management" shall have notice or actual knowledge.

          This Agreement shall be governed and construed in accordance with the internal laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                            [Signature Pages Follow]

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Indemnitors, the Selling Stockholders and the several Underwriters.

                                   Very truly yours,


                                   BELL & HOWELL COMPANY



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   BELL & HOWELL OPERATING COMPANY



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   BELL & HOWELL DOCUMENT MANAGEMENT PRODUCTS
                                   COMPANY



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:



                                   BELL & HOWELL PUBLICATION SYSTEMS COMPANY



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   BELL & HOWELL MAIL PROCESSING SYSTEMS COMPANY



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   UMI COMPANY



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   Selling Stockholders

                                   [            ]



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   [            ]



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   [            ]



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   [            ]



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BEAR, STEARNS & CO., INC.
SALOMON BROTHERS INC
SMITH BARNEY INC.

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By:  DONALDSON, LUFKIN & JENRETTE
       SECURITIES CORPORATION


   By:
      --------------------------
          Name:
          Title:

                                   SCHEDULE  I

Underwriters                                                    Number of Shares
------------                                                    ----------------
Donaldson, Lufkin & Jenrette Securities Corporation. . . . . . . . . .
Bear, Stearns & Co., Inc.. . . . . . . . . . . . . . . . . . . . . . .
Salomon Brothers Inc . . . . . . . . . . . . . . . . . . . . . . . . .
Smith Barney Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .

















                                                                     ___________
    Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                   SCHEDULE II

                         Number of Firm                Number of Additional
Name                     Shares Being Sold                  Shares Being Sold
----                     -----------------                  -----------------










  Total

                                     ANNEX I


                          REQUIRED STOCKHOLDER LOCK-UPS


[TO BE UPDATED]
Richard S. Austin                                 Robert A. Nero
David Bonderman                                   William E. Oberndorf
Bonderman Family L.P.                             Raymond D. Patterson
J. Taylor Crandall                                James P. Roemer
Daniel L. Doctoroff                               Gary L. Roubos
Patrick J. Graver                                 Maria T. Rubly
Group Management, Inc.                            John H. Scully
Nils A. Johansson                                 Dieter E.A. Tannenberg
Keystone, Inc.                                    William J. White
Stuart T. Lieberman

                                    ANNEX II


                            FORM OF LOCK-UP AGREEMENT

                                    ANNEX III


                   FORM OF OPINION OF MCDERMOTT, WILL & EMERY

          (i) the Company and each of its subsidiaries is a corporation validly existing and in good standing under the laws of Delaware and has all requisite corporate power to carry on its business and to own and lease its properties, in each case, as described in the Registration Statement and the Prospectus;

          (ii) each of the Company and the Indemnitors has all requisite corporate power to execute, deliver and perform its obligations under this Agreement; this Agreement has been duly authorized, executed and delivered by each of the Company and the Indemnitors;

          (iii) all of the outstanding shares of Common Stock (including the Additional Shares) have been duly authorized and validly issued and will be fully paid and non-assessable and the issuance thereof will not have been subject to any preemptive or similar rights;

          (iv) the Company has all requisite corporate power to authorize, issue and sell the Shares to be sold by it hereunder; the Shares to be issued and sold by the Company hereunder have been duly authorized and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable and the issuance of such Shares will not be subject to any preemptive or similar rights;

          (v) to such counsel's knowledge (based solely on such counsel's representation of the Company and without performing any docket searches or further inquiry), there are no legal or governmental actions, suits, proceedings or investigations pending or threatened against the Company or any of its subsidiaries which (i) are required to be disclosed in the Registration Statement or Prospectus and that are not so disclosed or (ii) if adversely determined, would prohibit, interfere with or materially and adversely affect the issuance and sale of the Shares or would, individually or in the aggregate, result in a Material Adverse Effect, or in any manner draw into question the validity of this Agreement, the Power of Attorney or the issuance and sale of the Shares; to such counsel's knowledge, no contract, agreement, instrument or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required;

          (vi) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (vii) the authorized capital stock of the Company, including the Common Stock, conforms in all material respects to the description thereof in the Registration Statement and Prospectus;

          (viii) the statements under (A) the captions "Description of Capital Stock" and "Description of Certain Financing Agreements and Certain Indebtedness" in the Prospectus and (B) Item 14 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

          (ix) the execution, delivery and performance of this Agreement by the Company and the Indemnitors, the issuance and sale of the Shares by the Company pursuant hereto, compliance by the Company and the Indemnitors with all provisions hereof, and consummation of the transactions contemplated hereby, including the issuance and sale of the Shares, will not (A) conflict with or constitute a violation of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, (B) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Material Agreement, (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties which, in such counsel's experience are normally applicable to transactions of the type contemplated in the Registration Statement and the Prospectus, except that such counsel need not express an opinion regarding the limitation on indemnity and contribution by state and federal laws relating to securities or by the policies underlying such laws or waiver of damage remedies;

          (x) except as required under applicable securities or Blue Sky laws of the several states and any foreign jurisdiction, no consent, approval, authorization or other order from, and no filing with or notice to, any regulatory body, administrative agency, or other governmental authority is required for the consummation of the Stock Split, the due authorization, execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Shares;

          (xi) all of the shares of issued and outstanding capital stock of each of the Company's subsidiaries have been validly authorized and issued and, to the knowledge of such counsel, are owned directly or indirectly by the Company free and clear of any security interest, other than (A) pursuant to the Credit Agreement and the pledge agreement entered into in connection therewith and (B) those shares of common stock required by local law to be owned by a national person; and, to the knowledge of such counsel, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any such subsidiary;

          (xii) the Registration Statement, as of its effective date and as of the Closing Date and any Option Closing Date, and the Prospectus, as of its date and as of the Closing Date and any Option Closing Date, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no opinion with respect to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

          (xiii) the Registration Statement has become effective under the Act;

          (xiv) to the knowledge of such counsel, each required filing of the Prospectus and each supplement thereto, pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required thereunder and, to the knowledge of such counsel (after due inquiry), no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

          (xv) assuming the Power of Attorney, as amended, signed by each Option Selling Stockholder appointing Nils A. Johansson, Stuart T. Lieberman and Gary S. Salit or any of them, as Attorney-in-Fact to the extent set forth therein with regard to the transactions contemplated herein and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of each Option Selling Stockholder, the Power of Attorney is a valid and binding instrument of such Option Selling Stockholder enforceable in accordance with its terms, except that no opinion is expressed as to the enforceability of Section 2 with respect to the death of any such Selling Stockholder and Section 8 of the Power of Attorney. Pursuant to such Power of Attorney, each of the Option Selling Stockholders has authorized Messrs. Johannson, Lieberman and Salit, or either of them, to execute and deliver on their behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by them pursuant to the Underwriting Agreement.

          (xvi) assuming that (i) the Underwriters exercise their option to purchase the Additional Shares, and (ii) each of the several Underwriters purchasing Additional Shares pursuant to this Agreement have purchased such shares in good faith and without notice of any lien, encumbrance, equity or any other adverse claim within the meaning of the Uniform Commercial Code, upon delivery of certificates for Additional Shares to be sold pursuant to this Agreement, each of the several Underwriters who have purchased such Additional Shares will acquire such Additional Shares free and clear of all liens, encumbrances equities or any other adverse claims within the meaning of the Uniform Commercial Code.

     In addition, such counsel shall also state that in the course of preparation by the Company of the Registration Statement and Prospectus, such counsel has participated in conferences with directors, officers and other representatives of the Company and its subsidiaries, representatives of KPMG Peat Marwick, the independent certified public accountants for the Company and its subsidiaries, representatives of the Underwriters and representatives of their counsel, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (other than those with respect to which such counsel is opining pursuant to Section 10(g) of this Agreement), and noting that they have relied as to materiality to a large extent upon the statements of directors, officers and other representatives of the Company and its subsidiaries, nothing has come to such counsel's attention that has caused such counsel to believe that the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus, on the date thereof or on the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and related notes, the financial statement schedules and other financial, statistical and accounting data included in the Registration Statement or Prospectus).

     In rendering the opinions set forth in Section 10(g) of the Underwriting Agreement, McDermott, Will & Emery may rely as to factual matters upon certificates or written statements from officers or other appropriate representatives of the Company and its subsidiaries and upon certificates of public officials. In addition, in rendering the opinions set forth in Section 10(g) of the Underwriting Agreement, McDermott, Will & Emery may rely as to matters of law, other than the law of the State of New York, the law of the State of Illinois, the General Corporation Law of the State of Delaware and the federal law of the United States, on the opinions of local counsel retained by it, or by the Company or any of its subsidiaries on behalf of itself, provided that such counsel is satisfactory to the Underwriters and their counsel and that a copy of such opinion is delivered with the opinion of McDermott, Will & Emery.

     In rendering the opinions set forth above, such counsel may state that whenever a statement included therein is qualified by "to our knowledge" or a similar phrase, it is intended to indicate that those attorneys with McDermott, Will & Emery who have rendered legal services in connection with the offering to which the Registration Statement and Prospectus relate do not have current actual knowledge of the inaccuracy of such statement.

                                    ANNEX IV

                       FORM OF OPINION OF

                                    ANNEX IV


                        FORM OF OPINION OF GARY S. SALIT


          (i) the Company and each of the Indemnitors is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power to carry on its business and to own and lease its properties, in each case, as described in the Registration Statement and the Prospectus. The Company and each of the Indemnitors is duly qualified to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would, individually or in the aggregate, prohibit, interfere with or materially and adversely affect the issuance and sale of the Shares or individually or in the aggregate, result in material adverse effect on the business or properties of the Company (collectively, a "Material Adverse Effect");

          (ii) All of the outstanding shares of Common Stock have been duly authorized, validly issued and are fully paid and non-assessable and the issuance thereof was not subject to any preemptive or similar rights;

          (iii) all of the shares of issued and outstanding common stock and preferred stock, if any, of each Indemnitor have been validly authorized and issued and are fully paid and non-assessable and all of the shares of issued and outstanding common stock and preferred stock, if any, of the Company's subsidiaries listed on EXHIBIT A hereto (each, a "Material Subsidiary") are owned, directly or indirectly, by the Company, free and clear of any security interest, other than (i) pursuant to the New Revolving Credit Agreement and the pledge agreement entered into in connection therewith and (ii) those shares of common stock required under law to be owned by a national person; and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests in any subsidiary of the Company;

          (iv) each of the Company and each Indemnitor has all requisite corporate power to execute, deliver and perform its obligations under this Agreement; this Agreement has been duly authorized, executed and delivered by the Company and the Indemnitors;

          (v) the execution, delivery and performance of this Agreement by the Company and the Indemnitors, compliance by the Company and the Indemnitors with all provisions hereof and thereof, and consummation of the transactions contemplated hereby and thereby, will not (a) conflict with or constitute a violation of the certificate of incorporation or bylaws of the Company or any of the Indemnitors, (b) conflict with or result in a breach or violation of any agreement filed (or incorporated by reference into) the Registration Statement (each, a "Material Agreement"), (c) contravene the General Corporation Law of the State of Delaware or any statute, rule or regulation under the laws of the United States or the State of Illinois which, in my experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement or (d) conflict with or violate any judgment, decree or order of any court or governmental agency or body known to me or any executive officer of the Company applicable to the Company, the Indemnitors or their respective properties;

          (vi) except as disclosed in the Registration Statement and the Prospectus, there is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the knowledge of such counsel, threatened against the Company or any Indemnitor, that prevents the sale of the Shares by the Company and the Selling Stockholders; no stop order preventing the use of the Registration Statement or the Prospectus, or any amendment or supplement thereto has been issued; and no contract, agreement, instrument or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required;

          (vii) no action, suit or proceeding is pending against or affecting or, to the knowledge of such counsel threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that (A) is required to be disclosed in the Registration Statement or Prospectus and that is not so disclosed or (B) if adversely determined, would prohibit, interfere with or materially and adversely affect the sale of the Shares or would, individually or in the aggregate, have a Material Adverse Effect, or render illegal, invalid or unenforceable any of this Agreement, the Custody Agreement or the sale of the Shares;

          (viii) no consent, approval, authorization or other order from, and no filing with or notice to, any regulatory body, administrative agency, or other governmental authority is required for the due authorization, execution, delivery and performance by the Company and the Indemnitors of this Agreement, except (i) as required under the Act (which have been obtained) or (ii) as required by applicable securities or Blue Sky Laws of the several states or any foreign jurisdiction (as to which such counsel need express no opinion);

          (ix) (A) none of the Company or any Material Subsidiary (1) is in violation of its respective certificate of incorporation or bylaws or (2) is in default in the performance of any Material Agreement and (B) no notice has been issued and no investigation or review is pending or threatened by any governmental entity with respect to (1) any alleged violation by the Company or any Material Subsidiary of any statute, law, ordinance, rule, regulation, judgment, decree or order of any governmental entity, agency or body or (2) any alleged failure by the Company or any Material Subsidiary to have all Licenses required in connection with the operation of its business, that, with respect to clauses (A)(2) or (B) above, would individually or in the aggregate (x) render illegal, invalid or unenforceable any of this Agreement, the Power of Attorney or the issuance and sale of the Shares or (y) result in a Material Adverse Effect;

          (x) based solely upon a review of (a) the stock records of the Company, (b) the certificate or certificates representing the Shares to be sold on the Closing Date and any Option Closing Date by the Selling Stockholders, (c) the representations of such Selling Stockholder contained in Section 8(a) of the Underwriting Agreement and (d) factual certificates obtained from each Selling Stockholder, immediately prior to the Closing Date or such Option Closing Date, the Shares to be sold on such Option Closing Date under this Agreement are owned of record as set forth on Schedule A to such opinion.

          In addition, such counsel shall also state that in the course of preparation by the Company of the Registration Statement and Prospectus, such counsel has participated in conferences with directors, officers and other representatives of the Company and its subsidiaries, representatives of KPMG Peat Marwick, the independent certified public accountants for the Company and its subsidiaries, representatives of the Underwriters and representatives of their counsel, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, and noting that such counsel has relied as to materiality to a large extent upon the statements of directors, officers and other representatives of the Company and its subsidiaries, nothing has come to such counsel's attention that has caused such counsel to believe that the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus, on the date thereof or on the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and related notes, the financial statement schedules and other financial, statistical and accounting data included in the Registration Statement or Prospectus.

          In rendering the opinions required by Section 10(i) of the Underwriting Agreement, such counsel may rely as to factual matters upon certificates or written statements from officers or other appropriate representatives of the Company or its subsidiaries or upon certificates of public officials and need not express any opinion with regard to the laws of any jurisdiction other than the law of the State of Illinois, the General Corporation Law of the State of Delaware and the federal law of the United States.

                                    Exhibit A

                              Material Subsidiaries
[UPDATE]

1.  Each of the Indemnitors

2.  Bell & Howell Acceptance Corporation

3.  Bell & Howell A-V Limited

4.  Bell & Howell Foreign Sales Corporation

5.  Bell & Howell GmbH

6.  Bell & Howell International Services Company

7.  Bell & Howell Japan Co., Ltd.

8.  Bell & Howell Ltd

9.  Bell & Howell Mailmobile Company

10.  Bell & Howell Nederland BV

11.  Bell & Howell Postal Systems Inc.

12.  Bell & Howell Protocorp International, Inc.

13.  Bell & Howell PW Acquisition Company

14.  Bell & Howell PW Licensing Company

15.  Bell & Howell France S.A.